UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200 Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1. Reports to Stockholders.

Aberdeen Japan Equity Fund, Inc. (JEQ)

Annual Report
October 31, 2020

Tokyo

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's stockholders reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive stockholders reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholders reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your stockholders reports by following the instructions included with this disclosure or by contacting the Fund at 1-800-647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Annual Report, which covers the activities of Aberdeen Japan Equity Fund, Inc. (the "Fund"), for the fiscal year ended October 31, 2020. The Fund's investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX").

Total Investment Return

For the fiscal year ended October 31, 2020, the total return to stockholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, compared to the Fund's benchmark in US dollar terms is as follows:

NAV*	12.8%
Market Price*	12.7%
Tokyo Stock Price Index (Net Dividends)[1,2]	0.0%
Tokyo Stock Price Index (Gross Dividends)[1]	0.4%

*  assuming the reinvestment of all dividends and distributions

The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager (page 4) and Total Investment Returns (page 8).

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated discount.

	NAV	Closing Market Price	Discount
10/31/2020	$9.80	$8.22	16.1%
10/31/2019	$8.97	$7.53	16.1%

Throughout the fiscal year ended October 31, 2020, the Fund's NAV was within a range of $6.59 to $10.06 and the Fund's market price was within a range $5.13 to $8.47. Throughout the fiscal year ended October 31, 2020, the Fund's shares traded within a range of a discount of 11.5% to 23.6%.

Special Stockholder Meeting – Changes to Fundamental Investment Restriction

On May 27, 2020, Stockholders of the Fund approved a change to the Fund's fundamental investment restriction related to borrowing or issuing senior securities to permit the Fund to borrow for any purpose, including for investment purposes, up to the limit imposed by the 1940 Act. The Board of Directors has determined that the Fund will be permitted to use leverage, in accordance with its investment restrictions and organizational documents, in order to provide the portfolio managers with additional flexibility to meet the Fund's investment objectives

Loan Facility and Use of Leverage

The Fund is permitted to borrow for investment purposes as may be permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund's total assets. The portfolio management team currently anticipates using leverage, under normal circumstances, in the amount of approximately 10%-15% of the Fund's total assets over the longer term. Depending on market conditions, the Fund may borrow more or less than 10%-15% of the Fund's total assets (but may not exceed the limits imposed by the 1940 Act or any rule, order or interpretation thereunder).

Changes to Principal Investment Strategies

On April 13, 2020, the Fund announced that certain updates have been made to its principal investment strategies to (i) remove a minimum market cap restriction of Yen30bn related to securities in which the Fund is permitted to invest to provide the portfolio management team more flexibility to invest in small cap companies and (ii) to describe the manager's evaluation of long term value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors ("ESG") and (iii) revise disclosure relating to temporary investments to bring the Fund in line with other U.S. registered funds and provide the portfolio management team with more flexibility to invest in cash and cash equivalents during stressed market conditions. These changes were effective as of the date of the announcement on April 13, 2020. These changes are intended to provide the portfolio managers with additional flexibility to meet the Fund's investment objective, but no changes to the investment manager's fundamental investment philosophy or approach will result.

1	The Tokyo Stock Price Index ("TOPIX") is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indices are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	At a meeting held on December 10, 2019, the Fund's Board of Directors approved a change in the Fund's benchmark from the Tokyo Stock Price Index(Gross Dividends) to the Tokyo Stock Price Index(Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as the net dividend benchmark is calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Aberdeen Japan Equity Fund, Inc.     1

Stockholder Letter (unaudited) (continued)

Discount Management Program

Under the Fund's Discount Management Program, the Fund's Board of Directors has authorized management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund's shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2020, the Fund did not repurchase any shares.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to stockholders a is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to stockholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov.

COVID-19

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

Investor Relations Information

As part of Aberdeen Standard's commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution, and performance information, and other Fund literature.

Enroll in Aberdeen Standard's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www. aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences.

2     Aberdeen Japan Equity Fund, Inc.

Stockholder Letter (unaudited) (concluded)

Contact Us:

•      Visit: www.aberdeenstandard.com/en-us/cefinvestorcenter;

•      Email: Investor.Relations@aberdeenstandard.com; or

•      Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan Goodson
Alan Goodson
President

Aberdeen Japan Equity Fund, Inc.     3

Report of the Investment Manager (unaudited)

Market/Economic Review

The Japanese equity market rose during the volatile 12-month period ended October 31, 2020. The COVID-19 pandemic and its impact on global economic growth were the dominant themes throughout the reporting period, which offset earlier optimism stemming from a partial trade deal between the world's two largest economies — the U.S. and China. The coronavirus spread rapidly across the world, forcing many countries to impose lockdowns to limit contagion, which in turn caused business activity to come to a standstill.

The Japanese government declared a state of emergency in April 2020, due to a jump in coronavirus infections, particularly in Tokyo. However, the government lifted the measures a month later as the number of cases was kept at bay thanks to the conscientious use of masks and hand-sanitizers, as well as adherence to social-distancing. Fatalities from COVID-19 in Japan have remained low. This seemingly effective containment of the virus allowed for the resumption of most business activities, and led the government to pursue business travel arrangements with South Korea and mainland China.

As economies foundered from the impact of lockdowns and other virus-related curbs, governments and central banks globally used various fiscal and monetary tools at their disposal to support faltering economic growth. Similarly, Japanese lawmakers passed two supplementary budgets to distribute financial aid to support struggling residents and businesses. The Bank of Japan boosted its purchase of government and corporate debt in an effort to calm jittery financial markets and expanded its COVID-19 lending programme to US$1 trillion. These measures helped support Japanese equities.

Towards the end of the reporting period, the resignation of Prime Minister Shinzo Abe on health grounds proved somewhat unsettling, especially with the economy still mired in recession. However, investors were relieved when his mantle was placed on the shoulders of trusted "lieutenant," Yoshihide Suga. The new prime minister emphasized policy continuity as a key plank of his administration, pledging to maintain fiscal and monetary stimuli set out by Shinzo Abe at the outset of his second term, which involved increasing the nation's money supply, boosting government spending, and enacting reforms to make the Japanese economy more competitive. We believe that approach of keeping policy on an even keel should serve the country well in the days ahead.

Fund performance

Aberdeen Japan Equity Fund returned 12.8% on a net asset value basis for the 12-month period ended October 31, 2020, versus the 0.0%

return of its benchmark, the Tokyo Stock Price Index (Net Dividends) (TOPIX). The Fund's strong outperformance during a volatile period globally was attributable to solid stock selection, backed by in-depth research, as well as careful asset allocation. We believe that the Fund holds well-run businesses that are dominant in their industries, with substantial barriers to entry, and the companies are led by progressive management teams that have been tested in previous crises. In our view, the companies' quality is reflected by key financial measures, such as their profitability, return on equity1 or dividend yield. We also believe that the companies generate good cash flow, have access to liquidity, and are backed by strong balance sheets that continue to support dividend pay-outs despite the COVID-19 pandemic.

The pandemic has broadened the disparity of outcomes for companies in Japan and across the globe, as ongoing trends are amplified, leading to significant shifts across industries. Notably, in our view, the way that we live and work has shifted dramatically, and companies that cater to the new virtual environment for working or commercial transactions have stood out, but these have also presented different challenges. For companies facing headwinds from the pandemic, those that have been able to effectively curb expenses, and rapidly reposition themselves in light of the economic environment, have fared better. While Japanese companies have pointed to a sharp rebound of activity towards the end of June 2020, the outlook remains highly uncertain and forecasts in the near term remain exceedingly cautious. Several companies affected by curbs in activity have suggested a full recovery only in the second half of 2021, at the earliest.

The Fund's holding in Chugai Pharmaceutical Co. Ltd. boosted performance for the reporting period. The drug-maker's shares rose amid the continued execution of its comprehensive pipeline of medications, which led to clarity in future earnings. Shares of internet portal Z Holdings Corp. advanced over the reporting period on robust e-commerce sales volumes as more people, constrained by social-distancing measures, chose to meet their retail needs online. We believe that investors also were optimistic that the company can tap this burgeoning user base to expand its digital-payments business.

The Fund's holdings in the materials sector performed well during the reporting period as a key market, China, appeared to be gearing up for an economic recovery, boosted by the government's stimulus measures. Coatings specialist Nippon Paint Holdings Co. Ltd.'s stock price rose as weak oil prices over the reporting period translated into lower input costs. Investors were also bullish on expectations for more

1	Return on equity is a measure of financial performance calculated by dividing net income by stockholders' equity. Stockholders' equity is is the remaining amount of assets available to stockholders after all liabilities have been paid.

4     Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

stimulus from China's government to boost infrastructure spending in that country. Additionally, we believe that Nippon Paint Holdings' forward-looking acquisition of Singapore-based Wuthelam Holdings' Indonesian business and joint ventures across Asia should help the company strengthen its competitive position in a world after the pandemic.

Conversely, Fund performance for the reporting period was hindered by the position in convention and event management services provider TKP Corp. The company's shares declined on investors' concerns of prolonged weak demand for conference rooms and hotels due to the effects of the coronavirus. We believe that this, in turn, could weigh on the company's leveraged balance sheet following its acquisition of Regus Japan (which the Fund does not hold). In light of these challenges, we exited the Fund's position in the TKP Corp. Shares of machine tool manufacturer Amada Co. Ltd. moved lower during the reporting period on investors' worries that the ongoing pandemic would compel clients to postpone further capital expenditures. Nevertheless, we are encouraged by Amada's recent earnings report, which indicated a gradual recovery in orders. In our view, management also appears to be steadfast in executing structural reforms and cost-reduction initiatives unveiled in May 2020.

Real estate developer Tokyu Fudosan Holdings Corp.'s stock price declined during the reporting period due to investors' concerns that the pandemic would continue to hamper the company's consumer-facing and agency-related business lines, as well as demand for office space. We still favor the company as we believe that it stands to gain from the redevelopment of several commercial projects in Tokyo's prime Shibuya district. Additionally, we believe a few major projects will begin contributing to Tokyu Fudosan's earnings in the next two to three years. In our view, following a stock offering in June 2019, the company's balance sheet remains healthy.

With our ongoing research and due diligence, we are continuously seeking companies that we believe are good investments in the medium- to longer-term. The market's turmoil during the reporting period also presented us with opportunities to add holdings selectively to the Fund. In particular, we have continued to add to the Fund's small cap exposure, which we define as stocks with a market capitalization less than ¥500 billion. As of the end of the reporting period, these holdings comprised 25% of Fund assets, which we believe provides the Fund with meaningful exposure to niche markets that in our view should benefit from structural trends in Japan, such as work-from-home, 5G migration, an aging demographic and digitalization. Given these tailwinds and the near-dominant positioning of these companies in their respective fields, the Fund's small-cap holdings historically have generated stronger profit growth than the large-cap holdings in the portfolio. Broker coverage of these companies is fairly thin, which we believe provides room for higher valuations as the companies' profits compound and other investors are attracted to their business models.

One example is the Fund's holding in online education testing firm Edulab Inc., which provides systems, test design, support, analysis and learning materials for Japan's largest provider of independent English-as-a-foreign-language qualifications in Japan, among other testing services. The company has technological expertise in computer-based testing with optical character recognition, as well as education testing-related expertise that we believe can be leveraged to capture other opportunities. It is important to note that the Japanese government is shifting towards online learning and testing, and we believe that EduLab is poised to benefit from the shift to higher-margin computer-based testing, as well as further monetization of its online portal for test applicants.

We also established a new position in Zenkoku Hosho Co. Ltd., the largest third-party mortgage guarantor in Japan. We anticipate that the company will benefit from local banks' outsourcing of such guarantees, as these financial institutions contend with low yields, a subdued economic outlook and an overly competitive operating environment. Zenkoku Hosho's recent tie-up with Bank of Yokohama (which the Fund does not hold as of the end of the reporting period), one of Japan's largest regional banks, is in line with these trends.

Another initiated Fund holding was Nihon M&A Center Inc., a small- and medium-sized enterprise (SME)-focused mergers-and-acquisitions (M&A) advisory firm, which we believe also appeared to have a solid business case. In our opinion, a lack of succession planning and aging management threaten the business continuity of SMEs in Japan. The average age of SME chief executives is nearly 70, and roughly 70% of the companies lack a clear successor. Nihon M&A has been successful in introducing these SMEs to potential buyers and partners; the company has built an unparalleled network of banks, accountants, financial advisors and other entities to seek potential buyers and sellers. We believe that the company will continue to expand its dominant position in this niche market.

We also established a new position in Menicon Co. Ltd., Japan's largest contact-lens maker, as we believe that it is well-positioned to add to domestic market share gains through its distinctive products while it is preparing the foundations to expand abroad. We also initiated a position in Scroll Corp., a mail-order company that has had a decades-long relationship with co-ops, which has seen continued membership growth and now counts a third of households in Japan as members.

Aberdeen Japan Equity Fund, Inc.     5

Report of the Investment Manager (unaudited) (continued)

The company also has a growing business that provides one-stop solutions to other mail-order and e-commerce operators.

In the technology sector, we established a new position in IT solutions provider NEC Corp., which we believe is well positioned to benefit from the build-out of Japan's 5G network and government digitalization efforts. In recent years, NEC has successfully transformed itself from a company reliant on hardware sales to an IT service company that generates stable revenues from system integration projects, with growth from supplying network hardware and operational services to telecommunications companies. In our view, the company is poised to expand its business abroad through a partnership with Korea-based Samsung Electronics Corp. on 5G mobile network systems, as well as providing a lower cost solution for telecommunications providers in the implementation of 5G.

Another initiation during the reporting period in the technology sector was Advanced Media Inc., a Japanese market leader that engages in speech-recognition solutions for applications, such as medical, call center, logistics, conference proceedings, mobile, and language education. These can be used for a wide range of functions, including automated minutes-writing, voice input and real-time monitoring of contact-center conversations, which in our view positions the company well as various sectors seek to improve productivity due to the tight labor market.

Within the industrials sector, we established a new position in multinational conglomerate Sony Corp. We have gained more confidence in the company's management and underlying business fundamentals, and we remain optimistic on its image-sensor business, where it has a dominant position. The intensifying arms race among smartphone brands for better and more sophisticated camera phones has driven demand for Sony's next-generation image sensors. In our view, near-term trends also seem reassuring, as the company noted that the business has not been severely affected by disruptions caused by the COVID-19 pandemic.

Additionally, we initiated holdings in control equipment maker Azbil Corp., which is dominant in the domestic building-automation market, attributable to its track record and a loyal customer base, and we believe that it should profit from growth of the higher-margin maintenance business, as building equipment ages; Zuken Inc., the global leader in high-end electronic design automation software for printed circuits and circuit boards, as we anticipate that the company should benefit from the electrification of the automotive industry and the rise of smart connected devices; Daifuku Co. Ltd., a leading provider of material handling systems used primarily in semiconductor storage and transportation systems, as well as e-commerce operations — areas seeing longer-term growth and requiring much expert customization; and Advantest Corp., which operates in a duopolistic2 market of semiconductor testing equipment, with demand that we expect to rise from increasingly complex components and from a wider range of applications, including 5G networks.

In the communication services sector, we established a new position in Okinawa Cellular Telephone Co., the leading mobile and communication services provider in a region that continues to register population growth. We believe that the company's extensive local sales network and coverage enables it to defend its local market share.

Finally, in the healthcare sector, positive developments at drug-maker Astella Pharma Inc. proved compelling enough for us to re-establish a position in the company during the reporting period. The Fund had held Astellas Pharma in the past, but we sold the shares on our concerns of a decline in revenue when its patents expired. The company since has invested in technology, as well as research and development, especially in leading-edge areas such as biotechnology. In our view, this has provided Astellas Pharma with a richer product pipeline.

In contrast, we exited several Fund holdings over the reporting period given our lower conviction in their business outlooks. Apart from TKP Corp. as noted previously, these exited positons included auto parts company Musashi Seimitsu Industry Co. Ltd.; stationery-maker Pilot Corp.; logistics company Sakai Moving Service; IT services company SCSK Corp.; semiconductor maker Renesas Electronics; Corp. IT services provider Net One Systems; Co. Ltd. Okinawa-based supermarket chain San-A Co. Ltd.; medical equipment maker Mani Inc.; and personal care products company Mandom Corp.

Finally, at the Fund's annual meeting in May 2020, the Fund received approval from stockholders to lift restrictions related to borrowing or issuing senior securities. In taking on leverage for the Fund, we intend to be prudent in our approach, keeping in mind market conditions and investment opportunities, in order to make use of the credit facility3 at the appropriate time.

Outlook

The world remains in a state of uncertainty as winter approaches in the Northern Hemisphere, with the changing of seasons coinciding with new waves of COVID-19 infections sweeping across Europe and

2	A duopoly is a situation where two companies together own all, or nearly all, of the market for a given product or service.
3	A credit facility is a type of business loan which allows the borrowing business to access funds over an extended period of time rather than reapplying for a loan each time it needs money.

6     Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

the U.S. Many governments worldwide have reimposed social-distancing measures in an effort to contain the coronavirus, and we remain cautious over the impact that these new restrictions may have on near-term corporate earnings and profitability. Nevertheless, we believe that sustained loose monetary policy by global central banks should continue to augur well for stock prices, and regulatory approvals and widespread distribution for vaccines to prevent such infections appears imminent. Meanwhile, several countries across the Asia-Pacific region have successfully contained the rate of infections, and these economies are leading a rebound of global activity.

Against this backdrop, we remain confident in the outlook for Japanese equities. Alongside healthy balance sheets and ample free cash flow place, many of these companies have successfully navigated previous crises, and we believe that a gradual-pickup in global activity should bode well for their prospects. Moreover, many of them have built dominant positions in their own fields. As we consistently reassess the quality and growth drivers of the Fund's holdings, we believe that their long-term growth prospects remain undiminished.

Risk Considerations

Past performance is not an indication of future results.

Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. The Fund focuses its investments in the Japan region, which may subject the Fund to more volatility and greater risk of loss than geographically diverse funds.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Aberdeen Standard Investments (Asia) Limited

Aberdeen Japan Equity Fund, Inc.     7

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the TOPIX, the Fund's benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2020.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	12.8%	4.2%	7.8%	7.9%
Market Price	12.7%	2.1%	7.2%	7.6%
Tokyo Stock Price Index (Net Dividends)[1]	0.0%	1.1%	5.2%	6.2%
Tokyo Stock Price Index (Gross Dividends)	0.4%	1.4%	5.6%	9.3%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". The Fund's total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The net operating expense ratio based on the fiscal year ended October 31, 2020 was 0.85%.

1	At a meeting held on December 10, 2019, the Fund's Board of Directors approved a change in the Fund's benchmark from the Tokyo Stock Price Index (Gross Dividends) to the Tokyo Stock Price Index(Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as performance for the Fund is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

8     Aberdeen Japan Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten equity holdings as of October 31, 2020:

Name of Security	As a Percentage of Net Assets
Shin-Etsu Chemical Co. Ltd.	4.1%
Toyota Motor Corp.	4.0%
Tokio Marine Holdings, Inc.	4.0%
Sony Corp.	3.7%
Daikin Industries Ltd.	3.5%
Keyence Corp.	3.4%
MISUMI Group, Inc.	2.7%
Nabtesco Corp.	2.5%
Z Holdings Corp.	2.5%
Makita Corp.	2.5%

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors, expressed as a percentage of net assets, as of October 31, 2020. As of October 31, 2020, the Fund held 98.9% of its net assets in equities, 0.1% in a short-term investment and 1.0% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Industrials	20.0%
Information Technology	17.6%
Consumer Discretionary	16.3%
Health Care	11.1%
Materials	9.5%
Financials	8.7%
Consumer Staples	6.7%
Communication Services	5.8%
Real Estate	3.2%
Short-Term Investment	0.1%
Other Assets in Excess of Liabilities	1.0%
100.0%

Aberdeen Japan Equity Fund, Inc.     9

Portfolio of Investments

As of October 31, 2020

	Shares or
	Principal
	Amount	Value
COMMON STOCKS—98.9%
JAPAN—98.9%
Communication Services—5.8%
KDDI Corp.	100,900	$ 2,729,848
Okinawa Cellular Telephone Co.	18,500	740,849
ValueCommerce Co. Ltd.	28,300	896,663
Z Holdings Corp.	466,300	3,251,538
		7,618,898
Consumer Discretionary—16.3%
Nitori Holdings Co. Ltd.	10,000	2,055,567
Resorttrust, Inc.	130,300	1,835,106
Scroll Corp.	71,000	546,036
Sony Corp.	58,900	4,910,282
Stanley Electric Co. Ltd.	94,900	2,702,734
Toyota Motor Corp.	79,700	5,232,057
USS Co. Ltd.	112,100	2,050,373
Yamaha Corp.	43,300	2,052,644
		21,384,799
Consumer Staples—6.7%
Ain Holdings, Inc.	19,300	1,349,986
Milbon Co. Ltd.	21,300	1,092,829
Pigeon Corp.	31,500	1,450,623
Seven & i Holdings Co. Ltd.	20,900	635,248
Shiseido Co. Ltd.	31,100	1,925,308
Welcia Holdings Co. Ltd.	59,600	2,334,018
		8,788,012
Financials—8.7%
Japan Exchange Group, Inc.	116,800	2,851,464
Tokio Marine Holdings, Inc.	117,000	5,229,282
Tokyo Century Corp.	30,400	1,490,464
Zenkoku Hosho Co. Ltd.	48,900	1,928,515
		11,499,725
Health Care—11.1%
AS One Corp.	11,600	1,676,422
Asahi Intecc Co. Ltd.	87,100	2,699,070
Astellas Pharma, Inc.	64,300	881,742
BML, Inc.	42,300	1,189,239
Chugai Pharmaceutical Co. Ltd.	77,300	2,983,779
Daiichi Sankyo Co. Ltd.	33,000	870,990
Hoya Corp.	20,100	2,268,424
Menicon Co. Ltd.	10,000	706,076
Shionogi & Co. Ltd.	12,800	603,775
Sysmex Corp.	7,400	695,073
		14,574,590

10     Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2020

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
JAPAN (continued)
Industrials—20.0%
Amada Co. Ltd.	341,300	$ 2,970,557
Daifuku Co. Ltd.	8,600	886,813
Daikin Industries Ltd.	25,000	4,678,330
Daiwa Industries Ltd.	66,400	596,224
FANUC Corp.	6,500	1,372,960
Makita Corp.	73,500	3,248,964
MISUMI Group, Inc.	118,500	3,519,398
Nabtesco Corp.	88,700	3,313,675
Nihon M&A Center, Inc.	23,800	1,397,573
Recruit Holdings Co. Ltd.	46,400	1,765,550
SHO-BOND Holdings Co. Ltd.	54,000	2,606,485
		26,356,529
Information Technology—17.6%
Advanced Media, Inc.(a)	74,900	560,061
Advantest Corp.	25,500	1,477,036
Azbil Corp.	59,000	2,394,414
Edulab, Inc.(a)	11,000	897,855
Elecom Co. Ltd.	52,800	2,644,247
Fuji Soft, Inc.	30,300	1,620,612
Fukui Computer Holdings, Inc.	29,300	897,824
Keyence Corp.	9,800	4,447,460
NEC Corp.	11,300	569,183
NEC Networks & System Integration Corp.	107,300	1,860,623
Otsuka Corp.	37,000	1,700,212
Sanken Electric Co. Ltd.	72,700	2,327,434
Sansan, Inc.(a)	15,900	1,052,853
Zuken, Inc.	25,900	655,768
		23,105,582
Materials—9.5%
Kansai Paint Co. Ltd.	101,000	2,603,993
Nippon Paint Holdings Co. Ltd.	36,000	3,242,879
Nippon Sanso Holdings Corp.	85,200	1,249,171
Shin-Etsu Chemical Co. Ltd.	40,700	5,436,167
		12,532,210
Real Estate—3.2%
Heiwa Real Estate Co. Ltd.	85,800	2,504,896
Tokyu Fudosan Holdings Corp.	396,100	1,730,885
		4,235,781
Total Common Stocks		130,096,126

Aberdeen Japan Equity Fund, Inc.     11

Portfolio of Investments (concluded)

As of October 31, 2020

		Value
Shares	Description	(US$)
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
76,082	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(b)	$ 76,082
	Total Short-Term Investment—0.1% (cost $76,082)	76,082
	Total Investments—99.0% (cost $104,940,136)(c)	130,172,208
	Other Assets in Excess of Liabilities—1.0%	1,286,785
	Net Assets—100.0%	$ 131,458,993

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2020.
(c)	See Note 9 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

12     Aberdeen Japan Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2020

Assets

Investments, at value (cost $104,864,054)	$130,096,126
Short-term investments, at value (cost $76,082)	76,082
Foreign currency, at value (cost $237,963)	237,610
Receivable for investments sold	767,172
Interest and dividends receivable	671,175
Tax reclaim receivable	15,000
Prepaid expenses and other assets	23,672
Total assets	131,886,837

Liabilities
Payable for investments purchased	264,851
Investment management fees payable (Note 3)	34,366
Administration fees payable (Note 3)	9,003
Investor relations fees payable (Note 3)	7,751
Director fees payable	6,000
Other accrued expenses	105,873
Total liabilities	427,844

Net Assets	$131,458,993

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$134,085
Paid-in capital in excess of par	100,330,496
Distributable earnings	30,994,412
Net Assets	$131,458,993
Net asset value per share based on 13,408,536 shares issued and outstanding	$9.80

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.     13

Statement of Operations

For the Year Ended October 31, 2020

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $238,860)	$ 1,763,853
Total Investment Income	1,763,853

Expenses:
Investment management fee (Note 3)	379,250
Directors' fees and expenses	177,000
Insurance expense	76,545
Administration fee (Note 3)	95,700
Investor relations fees and expenses (Note 3)	53,463
Legal fees and expenses	39,120
Independent auditors' fees and expenses	57,091
Reports to stockholders and proxy solicitation	45,641
Custodian’s fees and expenses	21,697
NYSE listing fee	23,761
Transfer agent’s fees and expenses	17,106
Miscellaneous	28,249
Net expenses	1,014,623

Net Investment Income	749,230

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	5,006,941
Foreign currency transactions	19,106
5,026,047

Net change in unrealized appreciation/(depreciation) on:
Investments	8,829,605
Foreign currency translation	5,047
8,834,652
Net realized and unrealized gain from investments and foreign currency related transactions	13,860,699
Net Increase in Net Assets Resulting from Operations	$14,609,929

See Notes to Financial Statements.

14     Aberdeen Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the	For the
	Year Ended October 31, 2020	Year Ended October 31, 2019

Increase/(decrease) in Net Assets from Operations:

Operations:
Net investment income	$ 749,230	$ 779,364
Net realized gain from investment transactions	5,006,941	2,526,186
Net realized gain from foreign currency transactions	19,106	148,225
Net change in unrealized appreciation/(depreciation) on investments	8,829,605	9,500,375
Net change in unrealized appreciation on foreign currency translation	5,047	2,288
Net increase in net assets resulting from operations	14,609,929	12,956,438

Distributions to Stockholders From:
Distributable earnings	(3,472,529)	(8,708,520)
Net decrease in net assets from distributions	(3,472,529)	(8,708,520)
Reinvestment of dividends resulting in the issuance of 2,644 and 16,820 shares of common stock, respectively	20,853	115,216
Change in net assets from capital stock transactions	20,853	115,216
Net increase/(decrease) in net assets	11,158,253	4,363,134

Net Assets:
Beginning of year	120,300,740	115,937,606
End of year	$131,458,993	$120,300,740

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.     15

Financial Highlights

	For the Fiscal Years Ended October 31,
	2020	2019	2018	2017(c)	2016
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$8.97	$8.66	$10.30	$9.51	$8.69
Net investment income	0.06	0.06	0.07	0.07	0.08
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.03	0.90	(1.23)	1.03	1.03
Total from investment operations	1.09	0.96	(1.16)	1.10	1.11
Distributions from:
Net investment income	(0.07)	(0.07)	(0.06)	(0.09)	(0.08)
Net realized gains	(0.19)	(0.58)	(0.42)	(0.23)	(0.23)
Total distributions	(0.26)	(0.65)	(0.48)	(0.32)	(0.31)
Capital Share Transactions:
Impact due to discount management policy	–	–	–	0.01	0.02
Net asset value, end of year	$9.80	$8.97	$8.66	$10.30	$9.51
Market value, end of year	$8.22	$7.53	$7.40	$9.17	$8.18

Total Investment Return Based on(b):
Market value	12.75%	11.42%	(15.22% )	16.73%	14.10%
Net asset value	12.84%	13.41%	(11.67% )	12.78%	14.19%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$131.5	$120.3	$115.9	$137.7	$127.9
Average net assets (in millions)	$119.6	$110.2	$134.7	$124.4	$118.4
Net operating expenses	0.85%	0.94%	0.81%	0.86%	0.92%
Net investment income	0.63%	0.71%	0.69%	0.78%	0.86%
Portfolio turnover	34%	42%	32%	22%	8%

(a)	Based on average shares outstanding.

(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gain, and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

(c)	Beginning with the year ended October 31, 2017, the Fund has been audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.

Amounts listed as "–" are $0 or round to $0.

16     Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements

October 31, 2020

1. Organization

Aberdeen Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its original name "The Japan Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund's investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX").

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements

Aberdeen Japan Equity Fund, Inc.     17

Notes to Financial Statements (continued)

October 31, 2020

to valuations based upon unobservable inputs that are significant to the valuation Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$2,334,018	$127,762,108	$–	$130,096,126
Short-Term Investment	76,082	–	–	76,082
Total	$2,410,100	$127,762,108	$–	$130,172,208

Amounts listed as "–" are $0 or round to $0.

For the fiscal year ended October 31, 2020, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund's portfolio.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; at the Valuation Time and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

18     Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing stockholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities.. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited ("ASIAL") serves as the Fund's investment manager with respect to all investments. Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such

Aberdeen Japan Equity Fund, Inc.     19

Notes to Financial Statements (continued)

October 31, 2020

investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund's average weekly Managed Assets. For purposes of this calculation, "Managed Assets" of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the fiscal year ended October 31, 2020, the Fund paid ASIAL $379,250. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the fiscal year ended October 31, 2020, no such expenses were paid to the Manager.

b. Fund Administration:

Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of ASIAL, serves as the Fund's administrator, pursuant to an amended fee schedule under which ASII receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.08% of the value of the Fund's average weekly net assets. During the fiscal year ended October 31, 2020, ASII earned $95,700 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, Investor Relations Services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholders sentiment.

During the fiscal year ended October 31, 2020, the Fund incurred investor relations fees of approximately $53,463. For the fiscal year ended October 31, 2020, ASII did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2020, were $40,521,168 and $43,095,786, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. During the fiscal year ended October 31, 2020, the Fund did not repurchase any shares pursuant to its Discount Management Program and reinvested 2,644 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2020, there were 13,408,536 shares of common stock issued and outstanding.

6. Discount Management Program

The Fund's Discount Management Program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund's shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2020, the Fund did not repurchase any shares.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase stockholder value through the potential accretive impact of the purchases to the Fund's NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries,

20     Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2020

there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

d. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of the Fund's holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the information technology sector may be adversely impacted by many factors, including, among others, overall economic conditions, short product cycles, rapid obsolescence of products, competition and government regulation.

Consumer Discretionary Sector Risk. To the extent that the consumer discretionary sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. Companies in the consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers' disposable income and consumer preferences, social trends and marketing campaigns.

e. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Aberdeen Japan Equity Fund, Inc.     21

Notes to Financial Statements (continued)

October 31, 2020

f. Passive Foreign Investment Company Tax Risk

Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

g. Non-U.S. Taxation Risk

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of the Fund's total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow stockholders a deduction or credit for foreign taxes paid by the Fund. In such a case, stockholders will include in gross income from foreign sources their pro rata shares of such taxes. A stockholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the stockholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Stockholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, stockholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if the Fund elects to pass through to its stockholders foreign tax credits or deductions, tax-exempt stockholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$105,012,232	$29,964,578	$(4,804,602)	$25,159,976

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 was as follows:

	October 31, 2020	October 31, 2019
Distributions paid from:
Ordinary Income	$940,960	$1,183,214
Net long-term capital gains	2,531,569	7,525,306
Total tax character of distributions	$3,472,529	$8,708,520

22     Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2020

As of October 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$821,606
Undistributed long-term capital gains – net	5,006,831
Total undistributed earnings	$5,828,437
Capital loss carryforward	—	*
Other currency gains	—
Other temporary differences	—
Unrealized appreciation/(depreciation)	25,165,975	**
Total accumulated earnings/(losses) – net	$30,994,412

*	As of October 31, 2020, the Fund did not have a a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the tax deferral of wash sales.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2020, other than as noted below.

On December 21, 2020, the Fund announced that it will pay on January 8, 2021, a distribution of US $0.43469 per share to all stockholders of record as of December 31, 2020.

Aberdeen Japan Equity Fund, Inc.     23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Aberdeen Japan Equity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Aberdeen Japan Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for the each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended October 31, 2016 were audited by other independent registered public accountants whose reports, dated December 27, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 29, 2020

24     Aberdeen Japan Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Japan Equity Fund, Inc. during the fiscal year ended October 31, 2020:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/10/2020	$0.259030	$0.188840	$0.000000	$0.070190	$0.017932	$0.088122	$0.088122	$0.088122

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby reports the amount indicated above or the maximum amount allowable by law.

Designation Requirements

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2020, the following percentages met the requirements to be treated as qualifying for qualified dividend income.

Qualified Dividend Income 100.0%

The above amounts are based on the best available information at this time. In early 2021, the Fund will notify applicable stockholders of final amounts for use in preparing 2020 U.S. federal income tax forms.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held virtually on May 27, 2020. The description of the proposals and number of shares voted at the meeting are as follows:

1.	To elect two Class III Directors to the Board of Directors, to serve a term of three years until the 2023 Annual Meeting and until their successors have been duly elected and qualifies:

	Votes For	Votes Against
Anthony Clark	11,635,708	528,101
Richard Herring	10,034,970	2,128,839

2.	To elect one Class II Director to the Board of Directors, to serve a term of two years until the 2022 Annual Meeting and until his successor has been duly elected and qualifies:

	Votes For	Votes Against
Martin Gilbert	10,034,987	2,128,822

Directors whose term of office continued beyond the Meeting are as follows: Radhika Ajmera and Rahn Porter.

Results of Special Meeting of Stockholders

A Special Meeting of Stockholders was held virtually on May 27, 2020. The description of the proposal and number of shares voted at the meeting are as follows:

      1. To amend the Fund's fundamental investment restriction related to borrowing or issuing senior securities:

Votes For	Votes Against	Votes Abstained
8,403,247	1,860,647	31,863

Aberdeen Japan Equity Fund, Inc.     25

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Effective April 13, 2020, certain updates were made to the Fund's principal investment strategies to (i) remove a minimum market cap restriction of Yen30bn related to securities in which the Fund is permitted to invest to provide the portfolio management team more flexibility to invest in small cap companies and (ii) to describe the manager's evaluation of long term value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors ("ESG") and (iii) revise disclosure relating to temporary investments to bring the Fund in line with other U.S. registered funds and provide the portfolio management team with more flexibility to invest in cash and cash equivalents during stressed market conditions. These changes were intended to provide the portfolio managers with additional flexibility to meet the Fund's investment objective, but no changes to the investment manager's fundamental investment philosophy or approach resulted. These changes are reflected below under "Investment Objective and Policies". As a result of the removal of the market cap restriction, the Fund may be subject to greater risk of smaller companies. Please see "Small and Mid-Capitalization Company Risk" further below.

In addition, on May 27, 2020, the Fund' stockholders approved a change in the Fund's fundamental investment restriction related to borrowing to permit the Fund to borrow up to the limits imposed by the Investment Company Act of 1940 (the "1940 Act"). The Investment Manager intends to use leverage once the Fund enters into a borrowing facility, which is subject to approval by the Fund's Board of Directors. The Fund's new leverage strategy and the risks of leverage were described in the Fund's annual proxy statement dated April 23, 2020 and are reflected below under "Investment Objectives and Policies" and "Risk Factors".

Other than as noted above, during the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by stockholders, (ii) no material changes to the Fund's principal risks that have not been approved by stockholders, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control.

Investment Objectives and Policies

The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). There is no assurance that the Fund will achieve its investment objective. The investment objective is not fundamental and may be changed by the Board of Directors without stockholders approval.

The Fund seeks to achieve its investment objective by investing substantially all of its assets, but under normal circumstances at least 80% of its assets, in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies.

In carrying out the Fund's investment strategies, the Investment Manager employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. Securities are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the Investment Manager seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. The Investment Manager also evaluates matters of long term value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors ("ESG"). ESG analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Investment Manager considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Investment Manager's quality rating for all companies. In the price filter, the Investment Manager assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments. The Investment Manager may sell a security when it perceives that a company's business direction or growth potential has changed or the company's valuations no longer offer attractive relative value.

There is no limit on the percentage of the Fund's assets that may be invested in any one industry or sector, but under the investment strategy of the Investment Manager the Fund would not expect more than 25% to be invested in any one industry under normal circumstances.

26     Aberdeen Japan Equity Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

The Fund's policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities of companies listed on the TSE, listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan is a non-fundamental policy. The Fund will provide stockholders with at least 60 days prior notice of any change to this non-fundamental policy.

Temporary Investments. Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, for purposes of settlement, meeting expenses, paying dividends or other cash management purposes, or if the Fund's Investment Manager believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including the following short-term instruments:

•	obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

•	bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

•	short-term floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

•	obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor's Rating Group or P-2 by Moody's Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Investment Manager, and

•	shares of money market funds that are authorized to invest in short-term instruments described above.

The use of temporary investments prevents the Fund from fully pursuing its investment objective.

Leverage. The portfolio management team currently anticipates using leverage, under normal circumstances, in the amount of approximately 10%-15% of the Fund's total assets over the longer term. Depending on market conditions, the Fund may borrow more or less than 10%-15% of the Fund's total assets (but may not exceed the limits imposed by the 1940 Act or any rule, order or interpretation thereunder). The Fund intends to use leverage through borrowing from a credit facility. The Fund also would be permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

Leverage involves certain additional risks, which are described under "Risk Factors-Leverage Risk" further below.

Risk Factors

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investing in the Fund's Common Stock involves certain risks and considerations not typically associated with investing in U.S. securities. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of the Fund's Common Stock and special considerations with respect to the Offer and with respect to an investment in the Fund.

MANAGEMENT RISK

The Fund's ability to achieve its investment objective is directly related to the Investment Manager's investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Investment Manager and its ability to identify and take advantage of

Aberdeen Japan Equity Fund, Inc.     27

Additional Information Regarding the Fund (unaudited) (continued)

attractive investment opportunities. If the investment strategies of the Investment Manager do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Investment Manager will continue to be associated with the Investment Manager for any length of time. The loss of the services of one or more key employees of the Investment Manager could have an adverse impact on the Fund's ability to realize its investment objective.

INVESTMENTS IN JAPANESE EQUITIES

The Fund invests primarily in Japanese equities consisting of equity securities traded on the First Section of the TSE, or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan ("Japanese Equities"). Investing in Japanese Equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (1) risks related to the nature of the markets for Japanese Equities, including risks that the Japanese equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets; (2) political and economic risks with respect to Japan, including the possible imposition of, or changes in, currency exchange laws or other Japanese laws or restrictions applicable to investments in Japanese Equities; (3) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and (4) Japanese laws and government regulations which may create potential limitations and restrictions on investments by the Fund in Japanese Equities. Moreover, as issuers of the Fund's portfolio securities generally will not be subject to the reporting requirements of the Securities and Exchange Commission (the "Commission"), there may be less publicly available information about the issuers of these securities than about reporting U.S. companies.

The Japanese economy has emerged from a prolonged economic downturn. Since the year 2000, Japan's economic growth has remained relatively low. In addition, the Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. Depreciation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the value of the Fund's holdings. In December 2012, Shinzo Abe became the Prime Minster of Japan. His economic policies (consisting primarily of (i) aggressive monetary policy, (ii) fiscal consolidation, and (iii) growth strategy) were positively received by the markets. Since then, Japan has been on the path to get out of the prolonged deflationary period; however, the uncertainties remain within the economy. Prime Minister Shinzo Abe was replaced by Yoshida Suga, Abe's Chief Cabinet Secretary, for his entire prime minister term.

The economy is characterized by an aging demographic, declining population, large government debt and regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Japan's neighbors, in particular China, have become increasingly important export markets. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy. Japan has an aging population and, as a result, Japan's workforce is shrinking. Japan's economy may suffer if this trend continues.

EXCHANGE RATE FLUCTUATIONS AND FOREIGN CURRENCY CONSIDERATIONS

Substantially all of the Fund's assets are invested in Japanese Equities. In addition, a portion of the Fund's Temporary Investments may be in yen-denominated debt securities. Substantially all income received by the Fund is in yen. However, the Fund's net asset value is reported, and distributions from the Fund are made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of the yen relative to the U.S. dollar. In addition, the Fund computes its income on the date of its receipt by the Fund at the foreign exchange rate in effect on that date, and if the value of the yen falls relative to the U.S. dollar between the date of receipt and the date the Fund makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, the Fund may be required to liquidate securities in order to make distributions.

Such liquidations, if required, may adversely affect the Fund. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. The Fund is required to distribute 90% of its investment company taxable income to its stockholders each year in order to maintain its qualification as a

28     Aberdeen Japan Equity Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

regulated investment company for U.S. tax purposes. The Fund is permitted to borrow money to pay dividends required to be distributed in order to maintain its tax qualification status.

The Investment Manager may hedge yen risks in accordance with their views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions.

There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully.

SMALL AND MID-CAPITALIZATION COMPANY RISK

Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

INTEREST EXPENSE AND LEVERAGING

The Fund may borrow money as permitted by the 1940 Act, including for investment purposes (referred to as "leverage"). Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Currently, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including Japan. Financial markets have experienced extreme volatility and severe losses. To the extent that the Fund uses leverage during a period of market decline, any losses experienced by the Fund would be exacerbated. During a time of improving value in securities the Fund holds, leverage could enhance Fund returns.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If an event of default under a loan facility occurs, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and the Fund generally is not expected to engage in derivatives transactions, the Investment Manager currently does not believe that these restrictions would significantly impact its management of the Fund.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

The Fund's Amended and Restated Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and, consequently, these provisions could deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

UNREGISTERED PORTFOLIO SECURITIES

Portfolio securities held by the Fund are not registered with the Commission, and the issuers of these securities are not subject to the Commission's reporting requirements. The Japanese Equities held in the Fund's portfolio are, however, registered in accordance with Japanese securities laws.

Nevertheless, there may be less publicly available information about issuers of the Fund's portfolio securities than about U.S. companies, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements similar to those of U.S. companies. Japanese accounting, financial and other reporting standards are, in certain respects, more limited than U.S. standards. Under Japanese practice, certain material disclosures may not be made and less information is available to persons investing in Japan than in the United States.

OPERATING EXPENSES

The operating expense ratio of the Fund is expected to be higher than that of funds investing predominantly in the securities of U.S. issuers since the expenses of the Fund (such as custodial and communication costs) will be higher.

Aberdeen Japan Equity Fund, Inc.     29

Additional Information Regarding the Fund (unaudited) (continued)

NET ASSET VALUE DISCOUNT

As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether the Fund's Common Stock will trade at, above or below net asset value. Since its initial public offering in July 1992, the Fund's Common Stock has traded at times at either a discount or a premium to its net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

FOREIGN CUSTODY

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

MARKET EVENTS RISK

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, including unfavorable international trade policies or developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. Such events can negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund's service providers rely and could otherwise disrupt the Fund's service providers' ability to fulfill their obligations to the Fund.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

COVID-19 Risk. Beginning in the first quarter of 2020, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the

30     Aberdeen Japan Equity Fund, Inc.

Additional Information Regarding the Fund (unaudited) (concluded)

Fund may experience negative impacts to its business that could exacerbate other risks described herein, including:

•	significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•	the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•	operational impacts on and availability of key personnel of the Investment Manager, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•	difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Investment Manager, and the Fund's service providers' personnel during the pandemic;

•	significant changes to the valuations of pending or prospective investments; and

•	limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common stockholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Fundamental Investment Restrictions

The following are the fundamental investment limitations of the Fund set forth in their entirety. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

The Fund is not permitted to:

(1)	Purchase securities on margin, except as set forth in paragraph (3) below.

(2)	Make short sales of securities or maintain a short position in any security.

(3)	Borrow money or issue senior securities, except as permitted by the 1940 Act, or any rule, order or interpretation thereunder.

(4)	Buy or sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that (i) the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and (ii) the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

(5)	Make loans, except through the purchase of debt securities consistent with its investment objective and policies.

(6)	Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.

(7)	Make any investment for the purpose of exercising control or management.

Aberdeen Japan Equity Fund, Inc.     31

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the "Meeting") of the Board of Directors of the Aberdeen Japan Equity Fund, Inc. (the "Fund") held on June 16, 2020, the Board reviewed and considered the nature, quality and extent of services provided by Aberdeen Standard Investments (Asia) Limited (the "Investment Manager"), under the Investment Management Agreement with the Investment Manager (the "Investment Management Agreement"). The Board reviewed and considered the qualifications of the portfolio management team and other key personnel of the Investment Manager who provide investment advisory services to the Fund and determined that they are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Manager and its personnel. The Board concluded that the nature, quality and extent of advisory services provided to the Fund by the Investment Manager were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of advisory services was satisfactory.

Performance Relative to the Fund's Benchmark

The Board reviewed and considered the Fund's performance for the last five full year periods, as well as the one year and three year periods and quarter ended March 31, 2020, as provided to the Board prior to the Meeting. For the quarter and one year period, the Fund had underperformed the Fund's benchmark, the TOPIX, although during the three year and five year periods the Fund had outperformed the benchmark.

Fees Relative to Other Funds Advised by the Investment Manager

The Board reviewed and considered the advisory fees paid by the Fund under the Investment Management Agreement (the "Investment Manager Fee") and information showing the advisory fees paid by other U.S. registered closed-end funds managed by the Investment Manager or its affiliates ("Other Aberdeen Funds") and fees charged by the Investment Manager to other clients with assets invested in Japan. The Board noted that the Investment Manager Fee was lower than the fees charged to most of the Other Aberdeen Funds and largely in the same range of fees charged to other clients with comparable investment strategies and determined that the Investment Management Fee was appropriate.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed and considered the advisory fees paid by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Fund's advisory fees under the Investment Management Agreement were significantly lower than these other country funds. The Board also noted that the total expense ratio of the Fund was at the low end of the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund's total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund's advisory fees under the Investment Management Agreement and noted that it does include a breakpoint. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the advisory services provided to the Fund.

Other Benefits to the Investment Manager or its Affiliates

In considering whether the Investment Manager benefits in other ways from its relationship with the Fund, the Board noted that the Fund's brokerage transactions are not effected through the Investment Manager or any of its affiliates. The Board also noted that an affiliate of the Investment Manager serves as Administrator to the Fund. The Board noted that, based on its review of the arrangements for administrative services, any benefit the Investment Manager's affiliate receives from providing those services appears to be appropriate. The Board concluded that, to the extent that the Investment Manager or its affiliates derive other benefits from their relationships with the Fund, those benefits are not such as to render the Investment Manager's fees excessive.

32     Aberdeen Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

Investment Manager Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Investment Manager was financially sound and had the resources necessary to perform its obligations under the Investment Management Agreement. The Board noted that the Investment Manager's operations remain profitable. The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

Aberdeen Japan Equity Fund, Inc.     33

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

34     Aberdeen Japan Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Japan Equity Fund, Inc.     35

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's investment adviser are included in the table below under the heading "Interested Directors." Directors who are not interested persons, as described above, are referred to in the table below under the heading "Independent Directors."

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Interested Directors

Martin J. Gilbert*** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class II Director	Since 2019; current term ends at the 2022 annual Meeting	Mr. Gilbert is Chairman of UK companies Revolut Limited (digital banking firm) and Toscafund Asset Management since 2020. He is also a non-executive director of a number of non-U.S. companies, including Glencore plc (producer and marketer of commodities), Saranac Partners (wealth management firm), Old Oak Holdings (Toscafund Asset Management's parent company) and PGA European Tour. Martin is a member of the International Advisory Board of British American Business. Previously, he was Chairman of the UK Prudential Regulation Authority's Practitioner Panel as well as a member of the International Advisory Panel of the Monetary Authority of Singapore. Prior to his retirement from Standard Life Aberdeen plc in 2020, Mr. Gilbert served as Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. since March 2019. He was a cofounder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983.	28	None.
Independent Directors

Radhika Ajmera c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Chair of Board of Directors, Class I Director, Audit Committee Member	Since 2014; chair since 2017. Current term ends at the 2021 annual Meeting	Ms Ajmera has been an Independent Trustee of Aberdeen Funds since February 2020. She is also an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since June 2015 and of Aberdeen Japan Equity Fund Inc since September 2014 where she was appointed Chair effective December 2017.	20	None.

Anthony S. Clark 3307 N. Columbus St. Arlington, VA 22207 Year of Birth: 1953	Class III Director, Audit Committee Member	Since 2015; current term ends at the 2023 annual Meeting	Mr. Clark has been a Managing Member of Innovation Capital Management, LLC ( investment adviser) since January 2014.	1	Director of The Taiwan Fund, Inc. since 2017

36     Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Richard J. Herring c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	Class III Director, Audit Committee Member	Since 2007; current term ends at the 2023 annual Meeting	Mr. Herring is Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since 1972. He is also Founding Director, Wharton Financial Institutions Center and is a member of the Systemic Risk Council and the FDIC's Systemic Resolution Advisory Council. He was Co-chair of the Shadow Financial Regulatory Committee, from 2000 to 2016; and Executive Director of the Financial Economists Roundtable, from 2008 to 2016. Former Director of Aberdeen Singapore Fund, Inc. (2007 to 2018).	1	Trustee of Deutsche Asset Management Funds (and certain predecessor funds) since 1990 and Former Independent Director of Barclays Bank, Delaware (2010 to 2018).

Rahn K. Porter c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Class II Director, Audit Committee Chairman	Since 2007; current term ends at the 2022 annual Meeting	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	21	Director of CenturyLink Investment Management Company since 2006.

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 19 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same "Fund Complex" as the Fund.

**	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

***	Mr. Gilbert is deemed to be an interested person because of his affiliation with the fund's Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Information Regarding Officers* Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since September 2012	Currently, Head of Product & Client Solutions – Americas, overseeing Product Management, Product Development and Client Solutions for ASII's registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.

Joseph Andolina** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer, Vice President – Compliance	Since September 2017	Currently, Chief Risk Officer – Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as US Counsel since 2012.

Aberdeen Japan Equity Fund, Inc.     37

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrea Melia** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since September 2012	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for ASII. Ms. Melia joined ASII in September 2009.

Megan Kennedy** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since September 2012	Currently, Head of Product Management for ASII Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.

Bev Hendry** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since December 2014	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018).

Christian Pittard** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since September 2012	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Mr. Pittard joined Aberdeen from KPMG in 1999.

Lucia Sitar** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since September 2012	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.

Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President	Since December 2020	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

Jim O'Connor** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since December 2020	Currently, Executive Director for Aberdeen Standard Investments Inc. Mr. O'Connor joined ASII in 2010.

Chris Demetriou** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since December 2020	Currently, Chief Executive Officer – Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

38     Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Sharon Ferrari** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since March 2014	Currently, Senior Fund Administration Manager US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.

Heather Hasson** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since September 2012	Currently, Senior Product Manager for ASII. Ms. Hasson joined Aberdeen Standard Investments Inc. as a Fund Administrator in 2006.

Matthew Keener** c/o Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since December 2020	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined Aberdeen Standard Investments Inc. in 2006 as a Fund Administrator.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors.

**	Messrs. Pittard,Hendry, Goodson , Demetriou, O'Connor, Keener, Young and Andolina and Mses. Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Standard Investments ETFs, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund, each of which may be deemed to be part of the same "Fund Complex" as the Fund.

Aberdeen Japan Equity Fund, Inc.     39

Corporate Information

Directors	Legal Counsel
Radhika Ajmera, Chair	Dechert LLP
Anthony Clark	1900 K Street N.W.
Martin J. Gilbert	Washington, DC 20006
Richard J. Herring
Rahn K. Porter	Independent Registered Public Accounting Firm
KPMG LLP
Investment Manager	1601 Market Street
Aberdeen Standard Investments (Asia) Limited	Philadelphia, PA 19103
21 Church Street
#01-01 Capital Square Two	Investor Relations
Singapore 049480	Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Administrator	Philadelphia, PA 19103
Aberdeen Standard Investments Inc.	1-800-522-5465
1900 Market Street, Suite 200	Investor.Relations@aberdeenstandard.com
Philadelphia, PA 19103
Custodian
Transfer Agent and Registrar	State Street Bank and Trust Company
Computershare Trust Company, N.A.	1 Lincoln Street
P.O. Box 505000	Boston, MA 02111
Louisville, KY 40233

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol "JEQ". Information about the Fund's net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

JEQ ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2020, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Rahn K. Porter, a member of the Registrant’s Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2020	$48,582	$0	$8,240	$0
October 31, 2019	$48,210	$0	$8,120	$0

(1)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Investment Manager, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended October 31, 2020 and October 31, 2019, respectively, KPMG billed $365,465 and $620,557 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2020, the Audit Committee members were:

Radhika Ajmera

Anthony Clark

Richard J. Herring

Rahn K. Porter

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager are included as Exhibit (e).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2021.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Hugh Young is a Managing Director of Aberdeen Standard Investment (Asia) Limited. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.
Adrian Lim Investment Director	Responsible for company research and oversight of portfolio construction	Adrian Lim is an Investment Director on the Asian Equities Team. Adrian originally joined Aberdeen in 2001 as a Manager on the Private Equity Team, on the acquisition of Murray Johnstone, but transferred to his current post soon afterwards. Previously, Adrian worked for Arthur Andersen as an Associate Director advising clients on mergers & acquisitions in the region. Adrian graduated with a BAcc from Nanyang Technological University, Singapore and is a CFA® charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Flavia Cheong Head of Equities – Asia Pacific	Responsible for company research and oversight of portfolio construction	Flavia Cheong is the Head of Equities - Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Flavia joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.
Ai-Mee Gan Investment Manager	Responsible for company research and oversight of portfolio construction	Gan Ai Mee is an Investment Manager on the Asian Equities Team. Ai Mee joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Ai Mee joined Aberdeen in April 2009. Previously, Ai Mee worked as a Senior Associate with Transaction Advisory Services at Ernst & Young.
Ai Mee holds a BCom in Accounting & Finance and BSc in Information Systems, University of Melbourne. She is also a member of the Institute of Chartered Accountants in Australia.
Christina Woon Investment Manager	Responsible for company research and oversight of portfolio construction	Christina Woon is an Investment Manager on the Asian Equities Team. Christina joined Aberdeen in January 2013 as a graduate. Christina holds a Bachelor of Accountancy from Singapore Management University. She is a CFA charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

(a)(2) The information in the table below is as of October 31, 2020.

Name of Portfolio Manager	Types of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	5	638.91	0	0
	Pooled Investment Vehicles	60	14,359.87	0	0
	Other Accounts	43	10,476.26	8	2,717.58

Adrian Lim	Registered Investment Companies	5	638.91	0	0
	Pooled Investment Vehicles	60	14,359.87	0	0
	Other Accounts	43	10,476.26	8	2,717.58

Flavia Cheong	Registered Investment Companies	5	638.91	0	0
	Pooled Investment Vehicles	60	14,359.87	0	0
	Other Accounts	43	10,476.26	8	2,717.58

Ai-Mee Gan	Registered Investment Companies	5	638.91	0	0
	Pooled Investment Vehicles	60	14,359.87	0	0
	Other Accounts	43	10,476.26	8	2,717.58

Christina Woon	Registered Investment Companies	5	638.91	0	0
	Pooled Investment Vehicles	60	14,359.87	0	0
	Other Accounts	43	10,476.26	8	2,717.58

Total assets are as of October 31, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.293.

The Investment Manger serves as investment manager for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Manager believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Investment Manager sometimes enters into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Investment Manager may raise potential conflicts of interest. To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which the Investment Manager has an ownership and/or a greater pecuniary interest over actively managed accounts in which the Investment Manager has no ownership and/or a lesser pecuniary interest; (2) prevent the Investment Manager and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Investment Manager that the benefits achieved through economies of scale from the Investment Manager’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts or the Investment Manager’s duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2020
Hugh Young	$0
Adrian Lim	$0
Flavia Cheong	$0
Ai-Mee Gan	$0
Christina Woon	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	Not applicable

(d)	Proxy Voting Policies and Procedures of Registrant

(e)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 8, 2021